Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, R. Jarrett Lilien, Chief Executive Officer of Global Pari-Mutuel Services, Inc., a Nevada corporation (the “Company”), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2010 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 18, 2011
/s/ R. Jarrett Lilien
R. Jarrett Lilien
Chief Executive Officer
(Principal Executive Officer)